                       EXHIBIT 10.22

                             SECOND AMENDMENT TO
                                  AGREEMENT

    THIS AGREEMENT, made this 21st day of March, 1997, by and between AUSTINS STEAKS & SALOON, INC., a Nebraska corporation ("BORROWER") and First National Bank of Omaha, a national banking association with principal business offices in Omaha, Nebraska ("BANK").

    Whereas, BANK and BORROWER executed an Agreement dated August 31, 1996, and February 7, 1997, (the Agreement together with all amendments thereto is referred to herein as "AGREEMENT").

    Whereas, the parties hereto desire to amend the AGREEMENT.

    Now, therefore, in consideration of the AGREEMENT, and their mutual covenants herein, the parties hereto agree as follows:

1. Terms which are typed herein as all capitalized words and are not defined herein shall have the same meanings as when described in the AGREEMENT.

2. Paragraph 1. of the AGREEMENT is hereby amended to read, effective immediately:

    1. ACKNOWLEDGMENT OF DEBT. The principal balance of the OBLIGATION is $358,657.27 as of the date hereof. In addition, the OBLIGATION consists of interest accrued and costs and attorney fees incurred by BANK.

3. Paragraph 3. of the AGREEMENT is hereby amended to read, effective immediately:

    3. PAYMENTS AND INTEREST. As described in the NOTE, BORROWER agrees to pay the sum of $5,000.00 per week to BANK, commencing March 28, 1997, until January 16, 1998, when the entire OBLIGATION shall be due and payable in a single installment on such date. Each weekly payment shall be applied first to any costs, fees or charges outstanding, thence to interest on the NOTE, and finally to principal. Interest shall accrue on the NOTE from March 21, 1997 as described in the NOTE.

4. BORROWER certifies by its execution hereof that all of the representations and warranties set forth in the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event which, with the giving of notice or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of execution hereof, except as disclosed to BANK. All other terms and conditions of the AGREEMENT not affected or amended by this AGREEMENT, are hereby ratified and confirmed.

    In witness whereof, the parties have set their hands on this 27 day of March, 1997.

FIRST NATIONAL BANK OF OMAHA

By  /s/ ILLEGIBLE
  --------------------------------
Its Commercial Loan Officer
  --------------------------------

AUSTINS STEAKS & SALOON, INC.
a/k/a AUSTINS STEAKS AND SALOON, INC.

By /s/ Tish Gade Jones
  --------------------------------
Its CFO
  --------------------------------

Acknowledged by Guarantors:

AUSTINS OF ALBUQUERQUE, INC.                AUSTINS 72ND, INC.
By /s/ Tish Gade Jones                      By /s/ Tish Gade Jones
  --------------------------------            --------------------------------
Its CFO                                     Its CFO
  --------------------------------            --------------------------------

AUSTINS SCOTTSDALE, INC.                    AUSTINS OMAHA, INC.
By /s/ Tish Gade Jones                      By /s/ Tish Gade Jones
  --------------------------------            --------------------------------
Its CFO                                     Its CFO
  --------------------------------            --------------------------------

AUSTINS OLD MARKET, INC.                    AUSTINS OF NEW MEXICO, INC.
By /s/ Tish Gade Jones                      By /s/ Tish Gade Jones
  --------------------------------            --------------------------------
Its CFO                                     Its CFO
  --------------------------------            --------------------------------

MISSOURI DEVELOPMENT COMPANY                AUSTINS LINCOLN, INC.
By /s/ Tish Gade Jones                      By /s/ Tish Gade Jones
  --------------------------------            --------------------------------
Its CFO                                     Its CFO
  --------------------------------            --------------------------------

                        -----------------------------
                                    MAKER
                        -----------------------------
[LOGO]                  Austins Steaks & Saloon, Inc.           PROMISSORY
FIRST NATIONAL BANK                                                NOTE
     of omaha
                        -----------ADDRESS-----------
                        6490 "O" Street, Suite 334
                        Lincoln, NE 68510
                        -----------------------------

----------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT        INTEREST RATE       NOTE DATE           MATURITY DATE        OBLIGOR #           NOTE #
----------------------------------------------------------------------------------------------------------------
  $358,657.27             VARIABLE          03/21/97              01/16/98          2000024165         RL#1 RC#1
                        REG + 1.0000%
----------------------------------------------------------------------------------------------------------------

Maker promises to pay to the order of First National Bank of Omaha ('Bank') at any of its offices, the principal sum hereof, which shall be:
(NON-REVOLVING) THE LESSER OF THREE HUNDRED FIFTY-EIGHT THOUSAND SIX HUNDRED FIFTY-SEVEN AND 27/100 DOLLARS OR SO MUCH THEREOF AS MAY HAVE BEEN ADVANCED BY BANK.

Interest shall accrue on the outstanding principal amount from and including the Note Date above to the Maturity Date at the rate of: 1.0000% PER ANNUM OVER THE RATE IN EFFECT FROM TIME TO TIME AND DESIGNATED BY BANK AS ITS REGIONAL BASE RATE ('BASE RATE').

Interest shall be computed on the basis of actual days elapsed and a year of 360 days. The unpaid principal and interest due on this Note at maturity (whether the Note matures by demand, acceleration, lapse of time or otherwise) shall bear interest at the lesser of 6% per annum above the interest rate stated above, or the highest rate allowed by law.

Principal and interest shall be paid as follows:
IN EQUAL INSTALLMENTS OF $5,000.00 (EXCEPT FINAL INSTALLMENT SHALL BE BALANCE
DUE) BEGINNING MARCH 28, 1997 AND ON THE SAME DAY OF EACH WEEK THEREAFTER. EACH INSTALLMENT WILL BE APPLIED FIRST TO INTEREST AND THEN TO PRINCIPAL. FINAL INSTALLMENT DUE ON MATURITY DATE.

Related Documents: Maker has signed the following documents in connection with this Note;
SECURITY AGREEMENT(S) DATED 10/31/94 & 6/1/96 (HYPOTHECATIONS) COVERING ALL CORPORATE ASSETS OF AUSTINS RESTAURANTS.
ASSIGNMENT(S) OF COLLATERAL DATED 10/10/96 COVERING LEASES (8 PROPERTIES).

AGREEMENT DATED 8/31/96
MORTGAGE ON RIO RANCHO PROPERTY

-------------------------------------------------------------------------------
THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED ON THE REVERSE SIDE, AND ANY APPLICABLE LOAN AGREEMENT.
-------------------------------------------------------------------------------

A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

Witnessed By:                               Austins Steaks & Saloon, Inc.

/s/ ILLEGIBLE                               By: /s/ Tish Gade Jones  Title: CFO
----------------------------------             ---------------------       ----





                                     COPY
                                      26

-----------------------------------------------------------------------------------------------------------------------------
Officer Initials  Officer #  Cost Center  New/Renewal   Prepared By          MEMO             CALC TYPE         LOAN CALC ID
-----------------------------------------------------------------------------------------------------------------------------
                  224-MKM    101010       Repl              tsq      Replacement-$ amount      Comm #8          2000024165/1
-----------------------------------------------------------------------------------------------------------------------------

                               TERMS AND CONDITIONS


1. Maker shall reimburse Bank for all expenses incurred in protecting or enforcing its rights.
    Maker's liability under its Obligations ("all Maker's existing and future obligations of whatever nature and whenever incurred to Bank") shall not be affected by any of the following:
    - Acceptance or retention by Bank of other property or interests as security for the Obligations, or for the liability of any person other than a Maker with respect to the Obligations;
    - Any release, extension, renewal, modification or compromise of any of the Obligations or the liability of any obligor thereon; or
    - Failure by Bank to resort to other security or any person liable for the Obligations.
    Each maker specifically consents to multiple renewals or extensions of the Obligations. This Note shall be deemed extended through the date of any advance made by Bank after the original maturity hereof; and any such advance shall constitute principal due under this Note.


2. REPRESENTATION, WARRANTIES AND COVENANTS. Each Maker represents, warrants and covenants as follows:
    This Note, security agreement, deed of trust, mortgage, or other lien document(s), if any, securing the Note have been duly authorized, executed and delivered by the Maker and constitute legal, valid and binding Obligations of Maker.
    This Note evidences a loan for business or agricultural purposes.
    Maker will provide business reports and with such frequency as Bank shall request; and Maker agrees to pay all costs of collection in connection with this Note, including reasonable attorneys' fees and legal expenses.


3. DEFAULTS AND REMEDIES. Upon the occurrence of one of more of the following events of default:
    - Maker fails to pay when due any of the Obligations, or to perform or rectify breach of, any warranty or other undertaking by Maker in this Note or the other Obligations; or breaches any other covenant or condition described in any other document;
    - Any Maker, endorser, surety, or guarantor of any of the Obligations dies, ceases to exist, makes an assignment for the benefit of creditors, becomes insolvent or the subject of bankruptcy or insolvency proceedings;
    - Any representation made to induce Bank to extend credit under this Note or otherwise is false in any material respect when made;
    - A material adverse change, in the opinion of Bank, occurs in the financial or business condition of any Maker or of any endorser, surety or guarantor of this Note;
    - The entry of a judgement against Maker;
    - Filing of any lien against any Maker;
    - The taking possession of any substantial part of the property of any Maker at the instance of any governmental authority;
    - The dissolution, merger, consolidation, or reorganization of any Maker, or other entity liable for this Obligation;
    - Any other event occurs which causes Bank in good faith to deem itself insecure;

    then in such event, all of the Obligations shall, at the option of Bank and without notice or demand, mature and become immediately due and payable; and Bank shall have all rights and remedies for default provided by the Uniform Commercial Code, and any other applicable law and/or Obligations.

    All costs and expenses incurred by Bank in enforcing its rights under this Note or any mortgage or other lien, endorsement, surety agreement, guarantee relating thereto are the obligations of Maker and are immediately due and payable. Interest shall accrue on such costs and expenses from the date of incurrence at the rate specified herein for delinquent Note payments. Each Maker, endorser, surety and guarantor hereby waives presentment, protest, demand, notice of dishonor, and the defense of any statute of limitations.


    4. GENERAL. Without affecting the liability of any Maker, endorser, surety, or guarantor, the holder may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note or agree to sue any party liable on it.

    Subject to rights afforded by law, Bank may, at any time and for any reason, charge to or off-set against any amount then on deposit in any account (including a savings certificate), whether or not then due, any, and all debts or liabilities (sole, several, joint, or joint and severable, absolute or contingent, due or not due, liquidated or unliquidated, secured or unsecured) then owed to Bank by depositor or in the case of a multiple-party account, by any party to such multiple-party account, and this agreement shall be construed to be the consent of depositor and any such party for the Bank to make such charge or off-set if consent be required by any person of future law.

    Bank shall not be deemed to have waived any of its rights upon or under this Note, or under any mortgage or other lien, endorsement, surety agreement, or guarantee unless such waivers be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Bank on liabilities or the collateral whether evidenced hereby or by any other instrument or papers shall be cumulative and may be exercised singularly or concurrently.

    Maker, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the liabilities or security of Maker shall apply to any liability or any security of any or all of them. This agreement shall be binding upon the heirs, executors, administrators, assigns or successors of Maker; shall constitute a continuing agreement, applying to all future as well as existing transaction, whether or not of the character contemplated at the date of this Note, and if all transactions between Bank and Maker shall be at any time closed, shall be equally applicable to any new transactions thereafter; shall benefit Bank, its successors, and assigns; and shall so continue in force not withstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise.

    If any party of this Note is a married person, such person or persons hereby separately charges his or her separate estate, including both that now owned and that hereafter acquired, with the payment of this Note.

    This Note shall be construed according to the laws of the State of Nebraska.

    Unless the content otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

    Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.























                                             27